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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: August 29, 2000




                         ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)



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
         Commonwealth of Puerto Rico                       001-12647                         66-0538893
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(State or other Jurisdiction of Incorporation)       (Commission File No.)                (I.R.S. Employer
                                                                                         Identification No.)
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                  Monacillos 1000
                San Roberto Street
             Rio Piedras, Puerto Rico                         00926
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    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:      (787) 771-6800

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                                      -2-


ITEM 5.           OTHER EVENTS.

                  Pursuant to Section 6, Paragraph EIGHTH, of the Certificate of Incorporation of Oriental Financial Group Inc. (the "Company"), on August 29, 2000, the Board of Directors of the Company amended Section 2, Article I, of the By-laws of the Company to provide that the annual meeting of shareholders may be held after 120 days after the end of the Company's fiscal year in the event of extraordinary or special circumstances out of the control of the Company. A copy of the By-laws, as amended, is included as an exhibit to this current report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)      Exhibits


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
                           Exhibit No.         Description of Document
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
                              3(ii)      By-laws, as amended on August 29, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ORIENTAL FINANCIAL GROUP INC.


Date:  September 1, 2000            By: /s/ Carlos O. Souffront
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                                                     Carlos O. Souffront
                                            Secretary of the Board of Directors





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                               INDEX OF EXHIBITS


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
        Exhibit No.                       Description of Document
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
          3(ii)                    By-laws, as amended on August 29, 2000.
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